                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date earliest event reported)          FEBRUARY 1, 1999
                                                    -----------------------


                             MTR GAMING GROUP, INC.
                             ----------------------
             (exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)



        33-22521                                      84-1103135
------------------------                  -----------------------------------
(Commission File Number)                  (IRS Employer Identification Number)


                   STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA
                   -------------------------------------------
                    (Address of principal executive offices)

                                      26034
                                   (Zip Code)


Registrant's Telephone Number, Including Area Code:          (304) 387-5712
                                                            ------------------

                                       N/A
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 4.  Change in Registrant's Certifying Accountant.

(a)(1)(i) Effective February 1, 1999, Corbin & Wertz ("Corbin") was dismissed from its engagement as independent accountants for MTR Gaming Group, Inc. (the "Company").

(a)(1)(ii) Corbin's report for the past two years did not contain any adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

(a)(1)(iii) The Company's decision to dismiss Corbin and engage BDO Seidman, LLP ("BDO") was approved by the Audit Committee of the Company's Board of Directors.

(a)(1)(iv) During the Company's two most recent fiscal years and any subsequent interim period preceding Corbin's dismissal, there were no disagreements with Corbin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Corbin would have caused it to make reference to the subject matters of the disagreements in connection with its report.

(a)(1)(v) During the Company's two most recent fiscal years and any subsequent interim period preceding this report, Corbin did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

(a)(2) The Company engaged BDO as the independent accountants of the Company as approved by the Audit Committee of the Company's Board of Directors effective February 1, 1999. Prior to the engagement of BDO there were no consultations by the Company with BDO relating to disclosable disagreements with Corbin, how accounting principles would be applied by BDO to a specific transaction, or the type of opinion BDO might render. The Company has afforded BDO an opportunity to furnish a letter to the Commission with its comments.

(a)(3) The Company has provided Corbin with a copy of the foregoing disclosures and has requested in writing that Corbin furnish it with a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of such letter will be filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c) The letter of Corbin will be filed by Amendment as an exhibit to this report in accordance with the provisions of Item 601 of Regulation S-K.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        MTR GAMING GROUP, INC.


                                        By:  /S/ EDSON R. ARNEAULT
                                           ----------------------------------
                                                 Edson R. Arneault, President

Date:  February 4, 1999


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